News Release
For more information contact:
Dennis J. Zember Jr.
Executive Vice President & CFO
(229) 890-1111

AMERIS BANCORP REPORTS NET INCOME FOR 2007

January 24, 2007

AMERIS BANCORP (NASDAQ-GS: ABCB), Moultrie, Georgia, reported net income of $15.2 million, or $1.11 per share, for the year ended December 31, 2007, compared to net income in 2006 of $22.1 million, or $1.68 per share.  Net income for the fourth quarter of 2007 was $1.2 million or $0.09 per share compared to $5.8 million or $0.43 per share in the fourth quarter of 2006.

Ameris Bancorp’s performance in 2007 was highlighted by the following significant items:

•	Exceeded forecasts for loans and deposits in South Carolina in first year of expansion strategy in that state.

•	Completed consolidation of backroom operations across our four-state footprint.

•	Revenue growth of 7.6% despite negative pressures from interest rate environment and industry trends on service charges.

•	Containment of operating expenses despite substantial start-up costs associated with expansion efforts.

•	Increased provision for loan losses required due to deteriorating real estate environments along coastal areas of Florida.

Exceeded first year goals associated with South Carolina expansion strategy
Ameris Bank’s five-year strategy to build a significant statewide bank in South Carolina started successfully in 2007 beating the Company’s goals across the board.  Loans and deposits grew substantially to $153.5 million and $159.4 million, respectively, during 2007.  Exceptional talent was recruited in Charleston, Hilton Head and Columbia, with roster of bankers in South Carolina growing to 60 at December 31, 2007.  Net operating losses were less than expected for several reasons, including higher levels of net interest income and mortgage fees than originally forecasted.  Total net operating losses associated with the South Carolina strategy in 2007 were $0.10 per share, which compares favorably with the $0.13 per share amount that was initially forecasted.  The Company’s commitment to allowing experienced bankers to be the decision makers in their communities continues to attract talent and provides management with confidence that future expansion plans will be successful and significantly accretive to investors.

Completed centralization of all backroom operations across our four-state footprint
Centralization of The Company’s backroom operations was necessary to provide exceptional, uniform customer service across our expanding footprint.  In addition, the profitability of future growth will be maximized when incremental growth in operating expense is concentrated in bankers dealing with customers.  All centers were completely operational with trained staff as of December 31, 2007.  Commenting on the efforts to complete this important effort, Edwin W. Hortman, President and CEO, said “Change is never easy but our Company’s leadership and employees have embraced the opportunity to restructure.  In 2006 we collapsed 15 charters and adopted a single brand.  In 2007, our Company took the next step and moved to centralized operations for loans and deposits.  As I look back over the last two years, I’m encouraged that the difficult decisions have been made and our Company continues to evolve into a high-performing, growth oriented community bank.”

Strong revenue growth despite negative pressures
Recurring total revenue (net interest income and non-interest income) grew 7.6% during 2007 to $92.6 million.  The net interest income component of total revenue grew 6.7% to $74.6 million in 2007.  Loan growth of $171.1 million or 11.9% during 2007 was the primary factor behind the growth in net interest income and more than offset the negative pressures from declining net interest margins.  The Company’s net interest margin in 2007 declined to 4.02% from 4.27% in 2006 as the industry dealt with historically thin spreads and flat to inverted interest rate environments.  Declines in margins and spreads during 2007 began to moderate as the year ended, and management remains confident that the Company’s pricing disciplines will enable the Company to take advantage of opportunities to widen spreads as the interest rate environment allows.

The non-interest income component of total revenue grew 11.7% to $18.3 million in 2007 (excluding gains on sales of charters in 2006 and losses on investment sales in both years). Service charges and fees on deposit accounts grew 7.9% to $12.5 million as the Company increased certain fees and charges.  In addition, the Company significantly increased the number of low-cost deposit accounts in every market.  Mortgage origination and related fees increased substantially during 2007 as the Company more than doubled its sales force, mostly in the last half of 2007.  While total revenue from mortgage related activities increased 40.1% to $3.1 million during 2007, contribution to net earnings was limited due to various start-up costs.

Trends in operating expenses
Total operating expenses grew 10.9% in 2007 to $58.9 million compared to $53.1 million in 2006.  Several factors impacted operating expenses in 2007, the largest factor being the Company’s South Carolina initiative, which accounted for approximately $4.5 million in incremental costs during 2007.  Equipment and occupancy expenses increased approximately 9.3% to $7.5 million as additional offices in South Carolina and Florida were opened in 2007. Advertising-related expenses in 2007 increased approximately $460,000 to $2.1 million as the Company expanded its marketing in existing markets and promoted itself in new markets. Marketing costs are not expected to moderate or fall in 2008 as the Company has planned events surrounding openings in several new markets across its footprint and increased marketing around mortgage and treasury services.

Trends in credit quality
Decreases in credit quality, particularly in the second half of 2007, were significant enough to mitigate improvements elsewhere in the Company.   The majority of the decline, as well as the resulting provisions and net charge-offs resulted from declines in the values of real estate collateral along the coastal areas of north Florida.  Provisions for loan loss in the fourth quarter of 2007 amounted to $6.9 million compared to $713,000 in the same quarter of 2006.  For the year, Ameris Bank recorded $11.3 million in total provision for loan loss, a significant increase over the $2.8 million recorded in 2006.  Net charge-offs in 2007 amounted to 0.53% of average loans compared to 0.10% in 2006.

At December 31, 2007, non-performing assets amounted to $26.0 million or 1.60% of total loans compared to 1.38% of total loans at September 30, 2007.  Other real estate increased approximately $4.5 million during the linked quarter as the Company foreclosed on several larger properties which are being marketed aggressively.  The Company’s reserve for loan losses at December 31, 2007 was $27.6 million or 1.71% of total loans, compared to $24.9 million and 1.72%, respectively, at December 31, 2006.

Ameris Bancorp is headquartered in Moultrie, Georgia, and has 46 locations in Georgia, Alabama, northern Florida and South Carolina.

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Ameris Bancorp Common Stock is quoted on the NASDAQ Global Select Market under the symbol “ABCB”. The preceding release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Twelve Months Ended
	Dec.	Sept	June	Mar.	Dec.	Dec	Dec
	2007	2007	2007	2007	2006	2007	2006

EARNINGS
Net Income	$1,207	$3,570	$5,373	$5,024	$5,758	$15,172	$22,127

PER COMMON SHARE DATA
Earnings per share:
Basic	0.09	0.26	0.40	0.37	0.44	1.13	1.71
Diluted	0.09	0.26	0.39	0.37	0.43	1.11	1.68
Cash Dividends per share	0.14	0.14	0.14	0.14	0.14	0.56	0.56
Book value per share (period end)	14.06	13.93	13.60	13.51	13.24	14.06	13.19
Tangible book value per share (period end)	9.67	9.51	9.16	9.06	8.73	9.67	8.73
Weighted average number of shares:
Basic	13,485,765	13,501,663	13,485,683	13,443,850	13,044,493	13,479,240	13,001,333
Diluted	13,573,626	13,620,069	13,663,072	13,667,509	13,269,289	13,631,069	13,288,633
Period-end number of shares	13,539,985	13,539,195	13,541,476	13,527,520	13,553,002	13,539,985	13,553,002
Market data:
High closing price	18.67	23.05	25.58	27.73	28.99	27.73	28.99
Low closing price	13.73	17.72	21.76	23.11	25.77	13.73	19.26
Period end closing price	16.85	18.08	22.47	24.33	28.18	16.85	28.18
Average daily volume	51,604	50,547	38,941	41,130	23,016	45,615	24,502

PERFORMANCE RATIOS
Return on average assets	0.23%	0.68%	1.06%	1.01%	1.17%	0.74%	1.22%
Return on average equity	2.50%	7.56%	11.64%	11.22%	13.51%	8.14%	13.90%
Earning asset yield (TE)	7.65%	7.87%	7.80%	7.85%	7.64%	7.79%	7.53%
Total cost of funds	3.79%	3.90%	3.84%	3.79%	3.65%	3.83%	3.29%
Net interest margin (TE)	3.91%	4.03%	4.03%	4.10%	4.03%	4.02%	4.27%
Non-interest income excluding securities transactions,
as a percent of total revenue (TE)	10.91%	11.04%	11.34%	11.29%	17.02%	11.14%	13.64%
Efficiency ratio	67.15%	64.08%	59.98%	62.96%	62.66%	63.55%	59.55%

CAPITAL ADEQUACY
Equity to assets	9.03%	8.97%	8.98%	8.97%	8.73%	9.03%	8.73%
Tangible common equity to assets	6.39%	6.30%	6.24%	6.20%	5.95%	6.39%	5.95%

OTHER PERIOD-END DATA
FTE Headcount	620	621	604	600	600	620	600
Assets per FTE	$3,402	$3,387	$3,393	$3,394	$3,413	$3,402	$3,413
Branch locations	46	47	46	46	44	46	44
Deposits per branch location	$38,201	$36,337	$36,852	$37,228	$38,867	$38,201	$38,867

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Twelve Months Ended
	Dec.	Sept	June	Mar.	Dec.	Dec	Dec
	2007	2007	2007	2007	2006	2007	2006

INCOME STATEMENT

Interest income
Interest and fees on loans	$33,057	$33,479	$31,573	$30,760	$29,175	$128,869	$107,559
Interest on taxable securities	3,476	3,480	3,434	3,337	3,032	13,727	12,147
Interest on nontaxable securities	158	175	176	179	174	688	555
Interest on deposits in other banks	239	317	659	1,042	1,626	2,256	3,589
Interest on federal funds sold	-	-	1	91	73	92	261
Total interest income	36,930	37,451	35,843	35,410	34,080	145,632	124,111

Interest expense
Interest on deposits	15,758	15,877	15,540	15,205	14,392	62,380	45,599
Interest on federal funds purchased and securities
sold under agreements to repurchase	154	43	34	59	62	290	180
Interest on other borrowings	2,213	2,450	1,939	1,727	1,713	8,329	8,371
Total interest expense	18,125	18,370	17,513	16,991	16,167	70,999	54,150

Net interest income	18,804	19,081	18,330	18,419	17,913	74,633	69,961

Provision for loan losses	6,914	2,964	936	507	713	11,321	2,837

Net interest income after provision for loan losses	11,891	16,117	17,394	17,911	17,200	63,312	67,124

Noninterest income
Service charges on deposit accounts	3,322	3,197	3,066	2,870	3,665	12,455	11,538
Mortgage banking activity	827	783	799	683	639	3,093	2,208
Other non-interest income	364	680	769	972	2,718	2,785	5,824
Gain(loss) on sale of securities	(236)	(69)	8	-	-	(297)	(308)
Total noninterest income	4,278	4,591	4,642	4,525	7,023	18,036	19,262

Noninterest expense
Salaries and employee benefits	7,182	7,438	7,492	7,732	7,445	29,844	27,043
Equipment and occupancy expense	2,005	1,757	1,718	1,676	2,281	7,156	6,836
Amortization of intangible assets	325	324	324	324	322	1,298	1,107
Other operating expenses	5,989	5,650	4,245	4,712	5,577	20,596	18,143
Total noninterest expense	15,501	15,170	13,779	14,444	15,626	58,894	53,129

Operating Profit	668	5,539	8,257	7,992	8,597	22,454	33,256

Provision for income taxes	(539)	1,969	2,884	2,968	2,838	7,282	11,129

Net Income	$1,207	$3,570	$5,373	$5,024	$5,759	$15,172	$22,127

Diluted earnings per share	0.09	0.26	0.39	0.37	0.43	1.11	1.68

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Dec.	Sept.	June	Mar.	Dec.
	2007	2007	2007	2007	2006

PERIOD-END BALANCE SHEET

Assets
Cash and due from banks	$59,804	$58,281	$50,328	$49,640	$66,856
Federal funds sold & interest bearing balances	12,022	22,910	16,342	94,496	135,232
Securities available for sale, at fair value	291,170	301,977	300,642	300,322	283,192

Loans	1,614,049	1,593,014	1,556,862	1,475,869	1,442,951
Less: allowance for loan losses	27,640	26,434	25,032	25,113	24,863
Loans, net	1,586,408	1,566,580	1,531,831	1,450,756	1,418,088

Premises and equipment, net	59,133	54,639	52,385	47,251	46,604
Intangible assets, net	4,802	5,126	5,450	5,775	6,099
Goodwill	54,675	54,675	54,629	54,419	54,365
Other assets	41,337	38,951	37,466	33,754	37,106
Total Assets	$2,109,350	$2,103,139	$2,049,073	$2,036,413	$2,047,542

Liabilities
Deposits:
Noninterest-bearing demand	$197,345	$192,707	$200,849	$197,845	$221,592
Interest-bearing demand	624,479	586,891	576,309	574,089	545,564
Savings	53,834	57,080	60,243	64,182	63,255
Time deposits	881,607	871,177	857,785	876,391	879,752
Total deposits	1,757,265	1,707,855	1,695,185	1,712,507	1,710,163
Federal funds purchased & securities sold under
agreements to repurchase	14,705	32,359	6,966	5,370	15,933
Other borrowings	90,500	116,500	105,500	75,500	75,500
Other liabilities	14,222	15,560	15,054	18,003	24,945
Subordinated deferrable interest debentures	42,269	42,269	42,269	42,269	42,269
Total liabilities	1,918,961	1,914,543	1,864,974	1,853,649	1,868,810

Stockholders' equity
Common stock	14,870	14,869	14,868	14,850	14,850
Capital surplus	82,595	82,308	82,019	81,620	81,481
Retained earnings	102,391	103,805	102,124	98,631	95,523
Accumulated other comprehensive loss	1,303	(1,617)	(4,231)	(1,744)	(2,529)
Less treasury stock	(10,769)	(10,769)	(10,681)	(10,593)	(10,593)
Total stockholders' equity	190,389	188,596	184,099	182,764	178,732
Total liabilities and stockholders' equity	$2,109,350	$2,103,139	$2,049,073	$2,036,413	$2,047,542

Other Data
Earning Assets	1,917,241	1,917,901	1,873,846	1,870,687	1,861,375
Intangible Assets	59,477	59,801	60,079	60,193	60,464
Interest bearing liabilities	1,707,394	1,706,276	1,649,071	1,637,801	1,622,273
Average Assets	2,102,579	2,069,715	2,030,018	2,014,040	1,946,772
Average Stockholders' Equity	191,124	187,290	185,177	181,645	169,135

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Twelve Months Ended
	Dec.	Sept	June	Mar.	Dec.	Dec	Dec
	2007	2007	2007	2007	2006	2007	2006

ASSET QUALITY INFORMATION

Allowance for loan losses
Balance at beginning of period	$26,434	$25,032	$25,113	$24,863	$23,905	$24,863	$22,294
Acquired Reserves	-	-	-	-	1,024	-	1,024
Provision for loan loss	6,914	2,964	936	507	713	11,321	2,837

Charge-offs	6,499	1,806	1,327	787	1,635	10,418	4,137
Recoveries	791	244	309	530	856	1,874	2,845
Net charge-offs (recoveries)	5,708	1,562	1,018	257	779	8,545	1,292

Ending balance	$27,640	$26,434	$25,032	$25,113	$24,863	$27,640	$24,863

As a percentage of loans	1.71%	1.66%	1.61%	1.70%	1.72%	1.71%	1.72%
As a percentage of nonperforming loans	145.72%	135.81%	154.51%	282.46%	361.54%	145.72%	361.54%
As a percentage of nonperforming assets	106.47%	120.37%	136.90%	252.93%	285.29%	106.47%	285.29%

Net Charge-off information
Charge-offs
Commercial & Commercial Real Estate	$6,069	$1,358	$959	$353	$1,078	$8,738	$1,712
Consumer Installment	406	423	82	146	385	1,057	874
Consumer Real Estate	24	25	286	288	145	623	1,444
Agriculture	-	-	-	-	7	-	14
Other	-	-	-	-	20	-	93
Total charge-offs	6,499	1,806	1,327	787	1,635	10,418	4,137

Recoveries
Commercial & Commercial Real Estate	649	141	192	357	356	1,339	1,528
Consumer Installment	122	70	100	121	107	413	477
Consumer Real Estate	20	31	17	51	362	120	745
Agriculture	-	1	-	0	31	2	67
Other	-	-	-	-	-	-	28
Total recoveries	791	244	309	530	856	1,874	2,845

Net charge-offs (recoveries)	$5,708	$1,562	$1,018	$257	$779	$8,545	$1,292

Non-accrual loans	18,968	19,464	16,201	8,891	6,877	18,968	6,877
Foreclosed assets	6,993	2,497	2,084	1,038	1,838	6,993	1,838
Total non-performing assets	25,961	21,961	18,285	9,929	8,715	25,961	8,715
Non-performing assets as a percent of loans
and foreclosed assets	1.60%	1.38%	1.17%	0.67%	0.60%	1.60%	0.60%
Net charge offs as a percent of loans (Annualized)	1.41%	0.39%	0.26%	0.07%	0.22%	0.53%	0.09%

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Twelve Months Ended
	Dec.	Sept	June	Mar.	Dec.	Dec	Dec
	2007	2007	2007	2007	2006	2007	2006

AVERAGE BALANCES

Short term assets	$21,827	$26,212	$49,200	$85,297	$126,332	$45,634	$71,378
Investment securities	297,380	299,925	301,848	292,979	272,769	298,033	268,935
Loans	1,605,006	1,569,906	1,511,333	1,458,725	1,377,824	1,536,243	1,308,174
Total Earning Assets	1,924,212	1,896,044	1,862,381	1,837,001	1,776,925	1,879,910	1,648,487

Noninterest bearing deposits	187,908	190,316	192,298	199,779	199,812	192,575	189,845
Interest bearing deposits	596,053	575,415	572,400	554,530	521,539	574,599	456,270
Savings	55,305	58,778	61,733	62,933	64,450	59,687	70,291
CDs	886,116	870,731	866,589	875,003	841,387	874,610	772,499
Deposits	1,725,383	1,695,239	1,693,020	1,692,245	1,627,188	1,701,472	1,488,905

FHLB advances	105,570	110,056	83,109	71,547	71,087	92,570	89,785
Subordinated debentures	42,269	42,269	42,269	42,269	42,269	42,269	41,823
Other borrowings	22,298	18,878	10,688	13,834	14,810	16,425	14,274
Total non-deposit funding	170,137	171,203	136,066	127,650	128,166	151,264	145,882

Total funding	$1,895,520	$1,866,442	$1,829,086	$1,819,895	$1,755,354	$1,852,736	$1,634,786

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Twelve Months Ended
	Dec.	Sept	June	Mar.	Dec.	Dec	Dec
	2007	2007	2007	2007	2006	2007	2006

INTEREST INCOME/EXPENSE

Short term assets	$239	$317	$660	$1,133	$1,699	$2,349	$3,843
Investment securities (TE)	3,718	3,750	3,705	3,612	3,294	14,785	12,550
Loans (TE)	33,136	33,560	31,869	30,811	29,239	129,376	107,809
Total Earning Assets	37,094	37,627	36,234	35,556	34,232	146,510	124,202

Noninterest bearing deposits	-	-	-	-	-	-	-
Interest bearing deposits	4,238	4,577	4,393	4,183	3,866	17,391	10,666
Savings	142	154	163	164	178	623	731
CDs	11,379	11,146	10,983	10,858	10,349	44,366	34,203
Deposits	15,759	15,877	15,539	15,204	14,392	62,380	45,599

FHLB advances	1,299	1,461	1,084	888	899	4,732	4,246
Subordinated debentures	832	811	768	754	724	3,164	3,433
Other borrowings	237	221	120	144	152	722	514
Total non-deposit funding	2,367	2,493	1,973	1,786	1,775	8,619	8,193

Total funding	$18,126	$18,370	$17,512	$16,991	$16,167	$70,999	$53,792

Net Interest Income (TE)	$18,968	$19,257	$18,722	$18,565	$18,065	$75,511	$70,410

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Twelve Months Ended
	Dec.	Sept	June	Mar.	Dec.	Dec	Dec
	2007	2007	2007	2007	2006	2007	2006
YIELDS (1)

Short term assets	4.34%	4.80%	5.38%	5.39%	5.34%	5.15%	5.38%
Investment securities	4.96%	4.96%	4.92%	5.00%	4.79%	4.96%	4.67%
Loans	8.19%	8.48%	8.46%	8.57%	8.42%	8.42%	8.24%
Total Earning Assets (2)	7.65%	7.87%	7.80%	7.85%	7.64%	7.79%	7.53%

Noninterest bearing deposits
Interest bearing deposits	2.82%	3.16%	3.08%	3.06%	2.94%	3.03%	2.34%
Savings	1.02%	1.04%	1.06%	1.06%	1.09%	1.04%	1.04%
CDs	5.09%	5.08%	5.08%	5.03%	4.88%	5.07%	4.43%
Deposits	3.62%	3.72%	3.68%	3.64%	3.51%	3.67%	3.06%

FHLB advances	4.88%	5.27%	5.23%	5.03%	5.02%	5.11%	4.73%
Subordinated debentures	7.81%	7.61%	7.29%	7.23%	6.80%	7.49%	8.21%
Other borrowings	4.21%	4.64%	4.50%	4.24%	4.07%	4.40%	3.60%
Total non-deposit funding	5.52%	5.78%	5.81%	5.68%	5.49%	5.70%	5.62%

Total funding (3)	3.79%	3.90%	3.84%	3.79%	3.65%	3.83%	3.29%

Net interest spread	3.85%	3.97%	3.96%	4.06%	3.99%	3.96%	4.24%
Net interest margin	3.91%	4.03%	4.03%	4.10%	4.03%	4.02%	4.27%

(1) Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 35%.
(2) Rate calculated based on average earning assets.
(3) Rate calculated based on average interest bearing liabilities.